SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2002

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 MARQUETTE AVENUE, SUITE 2300 MINNEAPOLIS, MINNESOTA	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   612-373-5300

(Former name or former address, if changed since last report)

SIGNATURES
EX-23.01 Consent of Independent Accountants
EX-99.01 Report of Independent Accountants

ITEM 5. OTHER EVENTS

On November 18, 2002, the parent of NRG Energy, Inc., Xcel Energy Inc., re-issued its audited financial statements for the years 2000 and 2001. In connection with the filing of the Xcel Energy financial statements, NRG Energy is reissuing its audited financial statements for 2000 and 2001. The updated information includes discussion of three subsequent event matters: 2002 discontinued operations as described in Note 24 to the consolidated financial statements, and asset impairments in the third quarter of 2002 and NRG Energy’s submission of a restructuring plan on November 4, 2002 to various lenders, bondholders and other creditor groups as described in Note 26 to the consolidated financial statements.

These re-issued financial statements have not been updated to reflect other events which have occurred subsequent to the issuance of the Company's 2001 Annual Report on Form 10-K. For an updated discussion of subsequent events for 2002, please refer to our Form 10-Q for the quarter ended Sept. 30, 2002, which was filed with the SEC on November 18, 2002.

Item 7. Exhibits.

The following exhibits are filed with this report on Form 8-K:

EXHIBIT NO.	DESCRIPTION

23.01	Consent of Independent Accountants

99.01	Report of Independent Accountants
Consolidated Statement of Income
Consolidated Statement of Cash Flows
Consolidated Balance Sheet
Consolidated Statement of Stockholders’ Equity
Notes to Consolidated Financial Statements

Forward Looking Statements

The notes to the financial statements filed with this Form 8-K include forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements typically can be identified by the use of words such as “expect”, “estimate”, “anticipate”, “forecast”, “plan”, “believe” and similar terms. Although NRG Energy believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions; business conditions in the energy industry; adverse results in current and future litigation; successfully closing announced transactions; amount of proceeds from asset sales; timing and pricing of equity issuance; risks associated with the California power market; and factors affecting the availability or cost of capital, such as changes in interest rates and market perceptions of the power generation industry, NRG Energy or any of its subsidiaries.

NRG Energy undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause NRG Energy’s actual results to differ materially from those contemplated in the forward-looking statements included in this filing should not be construed as exhaustive. For more information regarding these and other risks and uncertainties, review NRG Energy’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By	/s/ RICHARD C. KELLY

Richard C. Kelly
President and Chief
Operating Officer

By	/s/ WILLIAM T. PIEPER

William T. Pieper
Vice President and Controller
(Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In addition each of the undersigned hereby certifies in his capacity as an officer of NRG Energy, Inc. that this Report on Form 8-K fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

NRG ENERGY, INC.
(Registrant)

By	/s/ C. ADAM CARTE

C. Adam Carte
Chief Financial Officer, Vice President and Treasurer

By	/s/ WAYNE H. BRUNETTI

Wayne H. Brunetti
Chairman and Chief Executive Officer

Dated: November 18, 2002